UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of report (Date of earliest event reported): May 23, 2013

EMPLOYERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
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NEVADA	001-33245	04-3850065
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

10375 Professional Circle
Reno, Nevada		89521
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code: (888) 682-6671

No change since last report
(Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.
(a)
The 2013 Annual Meeting of Stockholders (the “2013 Annual Meeting”) of Employers Holdings, Inc. (the “Company”) was held on May 23, 2013. The matters that were voted upon at the 2013 Annual Meeting, and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, where applicable, are set forth below.
(b)
At the 2013 Annual Meeting, the Company's stockholders (i) elected the Company's nominee for director; (ii) approved, on an advisory (non-binding) basis, the Company's executive compensation; and (iii) ratified the appointment of Ernst & Young LLP as the Company's independent accounting firm for the fiscal year ending December 31, 2013.

1.	Election of one director to serve until the 2016 Annual Meeting of Stockholders:

		Votes For	Votes Withheld	Broker Non-Votes
	Michael D. Rumbolz	20,432,323	414,771	1,323,891

2.	Advisory (non-binding) vote approving the Company's executive compensation:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
	19,862,661	908,226	76,207	1,323,891

3.	Ratification of the appointment of Ernst &Young LLP as the Company's independent accounting firm for the fiscal year ending December 31, 2013:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
	22,052,376	77,647	40,962	-0-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.
Dated:	May 24, 2013	/s/ Lenard T. Ormsby
Lenard T. Ormsby
Executive Vice President,
Chief Legal Officer and General Counsel